Exhibit 10.4

Execution Version

NOTICE AND CONFIRMATION OF GRANT OF

SECURITY INTEREST IN TRADEMARKS

NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS (the “Agreement”), dated as of July 28, 2015, made by each of the Grantors signatory hereto (the “Grantors”), in favor of BANK OF AMERICA, N.A. (“BAML”), in its capacity as U.S. administrative agent for the banks and other financial institutions (collectively, the “Lenders”) from time to time parties to the Credit Agreement (as defined below) and as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement). Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Guarantee and Collateral Agreement (each as defined below).

WHEREAS, pursuant to that certain ABL Credit Agreement, dated as of July 28, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Univar Inc., a Delaware corporation (the “U.S. Parent Borrower”), the other U.S. Borrowers party thereto, Univar Canada Ltd., as the Canadian Borrower, BAML, as U.S. administrative agent and collateral agent, Bank of America, N.A. (acting through its Canadian branch), as Canadian administrative agent, the Lenders and the other parties from time to time party thereto, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Borrowers and certain Domestic Subsidiaries of the U.S. Parent Borrower have executed and delivered a Guarantee and Collateral Agreement, dated as of July 28, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent; and

WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Grantors granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of their Intellectual Property, including the Trademarks; and

WHEREAS, the Grantors have duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make the Loans and other financial accommodations to the Borrowers pursuant to the Credit Agreement, the Grantors agree, for the benefit of the Secured Parties, as follows:

SECTION 1. Confirmation of Grant of Security Interest. Each Grantor hereby confirms that, subject to existing licenses to use the Trademarks granted by such Grantor in the ordinary course of its business, pursuant to the Guarantee and Collateral Agreement it has granted to, and does hereby grant to, the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Trademarks of such Grantor (including, without limitation, those items listed on Schedule I hereto) and to the extent not otherwise included, all Proceeds and products of any and all of the Trademarks, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant hereto in any right, title or interest of such Grantor under or in any Trademark License for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Trademark License. Notwithstanding anything herein to the contrary, in no event shall the Trademarks include any “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed and accepted, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant or enforcement of a security interest in such intent to use application would invalidate or otherwise jeopardize Grantor’s rights therein or in the resulting registration.

SECTION 2. Purpose. This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 3. Acknowledgment. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Trademarks are more fully set forth in the Credit Agreement and the Guarantee and Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of a conflict between this Agreement and the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall prevail.

SECTION 4. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

UNIVAR USA INC.
UNIVAR INC., as Grantor

By:	/s/ Kerri Howard
	Name:	Kerri Howard
	Title:	Vice President - Treasurer

MAGNABLEND, INC.
CHEMPOINT.COM INC., as Grantor

By:	/s/ Kerri Howard
	Name:	Kerri Howard
	Title:	Treasurer

Signature Page to

Notice and Confirmation of Grant of

Security Interest in Trademarks

BANK OF AMERICA, N.A.,
as Collateral Agent

By:	/s/ Brad H. Breidenbach
	Name:	Brad H. Breidenbach
	Title:	Senior Vice President

Signature Page to

Notice and Confirmation of Grant of

Security Interest in Trademarks

SCHEDULE I

TRADEMARK REGISTRATIONS AND APPLICATIONS

Owner	Mark	Status	App/Reg. No.
Univar USA Inc.	3-BARREL LOGO	Registered	2806621
Univar USA Inc.	BALER’S CHOICE	Registered	2444845
Univar USA Inc.	BASIC CHEMICAL SOLUTIONS	Registered	2315436
Univar USA Inc.	BCS	Registered	2531674
Univar USA Inc.	BCS AND DESIGN	Registered	3210675
Univar Inc.	C CHEMPOINT AND DESIGN	Registered	4512687
Univar USA Inc.	CHEMCARE	Registered	1748897
Univar USA Inc.	CHEMCARE	Registered	1847988
Univar USA Inc.	CHEMCARE	Registered	1522121
Univar USA Inc.	CHEMCENTRAL	Registered	2390752
Univar Inc.	CHEMISTRY DELIVERED	Registered	4580880
Univar Inc.	CHEMPOINT	Registered	2559430
Univar Inc.	CHEMPOINT.COM AND DESIGN	Registered	2442631
Univar USA Inc.	CHEMSIL	Registered	2537534
Univar Inc.	CONNECTIVITY	Registered	4670459
Univar Inc.	CROPWEB	Pending ITU	85/968363
Univar USA Inc.	GUARDSMAN (STYLIZED)	Registered	579413
Univar USA Inc.	I MAXX PRO	Registered	3108029
Univar USA Inc.	ICE BITE	Registered	3643035
Univar USA Inc.	ICE BITE AND DESIGN	Registered	3800487
Univar USA Inc.	ICE BITE AND DESIGN	Registered	839411
Univar Inc.	LIQUIBLUE	Registered	4713836
Univar USA Inc.	LIQUICHLOR	Registered	1663154
Magnablend Inc.	MAGNABLEND	Registered	4432355
Magnablend Inc.	MAGNABLEND	Registered	3625468
Magnablend Inc.	MAGNABLEND INC. CUSTOM CHEMICAL MANUFACTURING, BLENDING & PACKAGING AND DESIGN	Registered	3645628
Univar Inc.	MARKETCONNECT	Registered	4398949
Univar Inc.	MASTERLINE	Registered	2459904
Univar Inc.	MASTERLINE	Pending ITU	85/909935
Univar Inc.	MASTERLINE	Registered	2714133
Univar Inc.	MINIBULK	Pending	86/378743
Univar USA Inc.	PESTWEB	Registered	2649295
Univar USA Inc.	PESTWEB	Registered	2054686
Univar Inc.	PROVMWEB	Pending ITU	86/149881
Univar USA Inc.	RED BAND	Registered	1717285
Univar Inc.	REMOTE SENTRY	Registered	1961375
Univar Inc.	REMOTE SENTRY AND DESIGN	Registered	1961411
Chempoint.com Inc	SURESTOCK	Registered	2187747

Owner	Mark	Status	App/Reg. No.
Univar Inc.	THE RIGHT PRODUCT IS JUST THE BEGINNING	Registered	4716421
Univar Inc.	DESIGN (HEXAGON)	Registered	2752608
Univar Inc.	UCONNECT	Published ITU	86/275832
Univar Inc.	UNIVAR	Registered	1724817
Univar Inc.	UNIVAR	Registered	3646062
Univar USA Inc.	VAN WATERS & ROGERS	Registered	1688590
Univar USA Inc.	VAN WATERS & ROGERS	Registered	1031849
Univar USA Inc.	VANBLEND	Registered	1721239
Univar USA Inc.	VANGUARD	Registered	1635885
Univar USA Inc.	VANWET	Registered	1118569
Univar USA Inc.	VANZOL	Registered	1717286
Univar USA Inc.	VW& R AND DESIGN	Registered	1679982
Univar USA Inc.	VW& R AND DESIGN	Registered	1160401
Univar USA, Inc.	SUCCEED WITHOUT WORRY	Registered	3696850